UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2006

ASPREVA PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

000-51169	98-0435540
(Commission File Number)	(IRS Employer Identification No.)

1203-4464 Markham Street
Victoria, British Columbia, Canada V8Z 7X8
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (250) 744-2488

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Plan Approved at Annual and Special General Meeting of Shareholders

The Aspreva 2002 Incentive Stock Option Plan, or Plan, was adopted by Aspreva Pharmaceuticals Corporation’s board of directors in January 2002, and approved by our shareholders in February 2005. On March 2, 2006, our board of directors approved an amendment to the Plan to increase from 3,531,000 to 4,031,000 the number of common shares reserved thereunder. On May 24, 2006, our shareholders approved this amendment at our 2006 Annual and Special General Meeting of Shareholders. A summary of the material terms of the Plan, including the approved increase to the number of common shares, is as follows:

Share Reserve. An aggregate of 4,031,00 common shares are reserved for issuance under the Plan. The number of common shares in respect of which options may be granted under the Plan may be increased, decreased or fixed by our board of directors, as permitted under the applicable rules and regulations of our regulatory authorities to which we are subject. Upon the expiration, termination or surrender of an option which has not been exercised in full, the number of common shares reserved for issuance under that option which have not been issued will become available for issue for the purpose of additional options which may be granted under the Plan. In addition, the number of common shares reserved for issuance to any one person shall not, in the aggregate, exceed five percent of the total number of our outstanding common shares.

Administration. The compensation committee of our board of directors administers the Plan. The compensation committee has the complete discretion to make all decisions relating to the Plan.

Eligibility. The directors, officers, employees and consultants of Aspreva or our affiliated companies, or other persons as the compensation committee may approve, are eligible to participate in the Plan.

Grant and Exercise of Options. Subject to the terms of the Plan, the compensation committee may grant to any eligible person one or more options as it deems appropriate. The compensation committee may also impose such limitations or conditions on the exercise or vesting of any option as it deems appropriate.

The exercise price for options granted under the Plan is the fair market value of such shares at the time of grant as determined by the compensation committee, provided that such price may not be less than the lowest price permitted under the applicable rules and regulations of all regulatory authorities to which we are subject, including stock exchanges. Participants in the Plan may pay the exercise price by cash, bank draft or certified cheque, or by such other consideration as the compensation committee may permit.

An option will expire on the date determined by the compensation committee and specified in the option agreement pursuant to which such option is granted, which date shall not be later than the tenth anniversary of the date of grant, or such earlier date as may be required by applicable, law, rules or regulations, including those of any exchange or market on which the common shares are listed or traded. If an optionee’s status as a director, officer, employee or consultant terminates for any reason other than death or termination for cause, the option will expire on the date determined by the compensation committee and specified in the option agreement, which date will not be later than three months after the termination of such status. If the optionee’s status as a director, officer, employee or consultant is terminated for cause, the option shall terminate immediately. In the event that the optionee dies before otherwise ceasing to be a director, officer, employee or consultant, or before the expiration of the option following such a termination, the option will expire one year after the date of death, or on such other date determined by the compensation committee and specified in the option agreement. Notwithstanding the foregoing, except as expressly permitted by our compensation committee, all stock options will cease to vest as at the date upon which the optionee ceases to be eligible to participate in the Plan.

Options intended to qualify as an “incentive stock option”, as that term is defined in Section 422 of the Internal Revenue Code, may be granted under the Plan. To the extent required by the Internal Revenue Code, these options are subject to additional terms and conditions as set out in the Plan.

Change in Control. In the event of a merger or acquisition transaction that results in a change of control of Aspreva, the compensation committee may, at its option, take any of the following actions: (a) determine the manner in which all unexercised option rights granted under the Plan will be treated, including the acceleration of such stock options; (b) offer any participant under the Plan the opportunity to obtain a new or replacement option, if applicable; or (c) commute for or into any other security or any other property or cash, any option that is still capable of being exercised.

Transferability. Options granted under the Plan are not transferable or assignable and may be exercised only by the optionee, subject to exceptions in the event of the death or disability of the optionee.

Amendments or Termination. The Plan will terminate on January 22, 2012. Our compensation committee has the right at any time to suspend, amend or terminate the Plan subject to certain exceptions.

The summary of the Plan contained herein is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10.3 and incorporated herein by reference, and the form of Stock Option Agreement for use in grants under the Plan which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits:

Exhibit No.	Description

10.3(1)	Aspreva 2002 Incentive Stock Option Plan.

10.4 (2)	Form of Stock Option Agreement with respect to the Aspreva 2002 Incentive Stock Option Plan.

(1)
Filed as an attachment to our Proxy Statement for our 2006 Annual and Special General Meeting of Shareholders held on May 24, 2006, as set forth in a Current Report on Form 8-K (File No. 000-51169), dated April 20, 2006, and filed with the U.S. Securities and Exchange Commission on April 20, 2006, and incorporated herein by reference.

(2)
Filed as Exhibit 10.4 to our Registration Statement on Form F-1 (No. 333-122234) filed with U.S. Securities and Exchange Commission on January 24, 2005, as amended, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPREVA PHARMACEUTICALS CORPORATION

Dated: May 30, 2006
	By:	/s/ Bruce G. Cousins
Bruce G. Cousins
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.3(1)	Aspreva 2002 Incentive Stock Option Plan.

10.4 (2)	Form of Stock Option Agreement with respect to the Aspreva 2002 Incentive Stock Option Plan.

(1)
Filed as an attachment to our Proxy Statement for our 2006 Annual and Special General Meeting of Shareholders held on May 24, 2006, as set forth in a Current Report on Form 8-K (File No. 000-51169), dated April 20, 2006, and filed with the U.S. Securities and Exchange Commission on April 20, 2006, and incorporated herein by reference.

(2)
Filed as Exhibit 10.4 to our Registration Statement on Form F-1 (No. 333-122234) filed with U.S. Securities and Exchange Commission on January 24, 2005, as amended, and incorporated herein by reference.